INSTRUMENT OF ADHERENCE

                                 CMG FUND TRUST,
                   ON BEHALF OF ITS SERIES CMG CORE BOND FUND

                            Dated as of July 22, 2005

To the Banks Referred to Below
c/o State Street Bank and Trust Company, as Operations Agent
225 Franklin Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

      Reference is hereby made to the Credit Agreement, dated as of July 23, 2004, as amended (such agreement, as in effect from time to time, the "Credit Agreement"), among each of the entities listed on the signature pages thereof (collectively, the "Entities"), the lending institutions listed on the signature pages hereof (collectively, the "Banks"), State Street Bank and Trust Company, as operations agent for itself and such other lending institutions (the "Operations Agent"), and State Street Bank and Trust Company, as administrative agent for itself and such other lending institutions (the "Administrative Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

      In reliance on each of the representations, warranties and covenants set forth herein, each of the Banks and the Agents, by its signature hereto, hereby agrees that CMG CORE BOND FUND, a series of CMG Fund Trust (the "Trust" and an Entity under the Credit Agreement), shall become a Series of the Entity for all purposes of the Credit Agreement and each of the other Loan Documents as of the date hereof. CMG Core Bond Fund shall be referred to herein as the "New Series".

      The Trust covenants and agrees that it shall, on behalf of the New Series, comply with and be bound by all of the terms, conditions and covenants of the Credit Agreement, as amended hereby, and each of the other Loan Documents. Without limiting the generality of the preceding sentence, the Trust, on behalf of the New Series, hereby promises to duly and punctually pay or cause to be paid from the assets of each of such Series the principal of and interest on all Loans made for the benefit of such Series, along with such Series' allocated share of all fees and expenses under the Loan Documents. The Trust acknowledges that, with respect to the New Series, the term "Effective Date" as used in
Section 4.07 of the Credit Agreement shall mean the date hereof.

      The Trust, on behalf of the New Series and as to the Trust, represents and warrants to the Banks and the Agents as follows:

      (a) each of the representations and warranties set forth in the Credit Agreement, as amended hereby, and in each of the other Loan Documents is true and correct as of the date hereof as to the Trust and the New Series, with the same effect as if set forth herein;

      (b) since the date on which the New Series commenced operations, there has been no material adverse change in the business, financial position, results of operation or prospects of such Series;

      (c) its execution and delivery of this Instrument of Adherence and each of the documents and instruments executed and delivered in connection with this Instrument of Adherence (collectively with the Instrument of Adherence, the "Adherence Documents"), and its performance of each of the Adherence Documents and each of the Loan Documents as amended by the Adherence Documents (as so amended, collectively, the "Amended Loan Documents") and each of the transactions contemplated hereby), (i) are within its corporate or trust powers, as applicable, (ii) have been duly authorized by all necessary corporate or trust action, as applicable, (iii) require no authorization or action by or in respect of, or filing with, any governmental body, agency or official or any shareholder or creditor of the Trust or the New Series, and do not contravene, or constitute a default under, any provision of applicable law or regulation (including, without limitation, the Investment Company Act), the certificate or articles of organization or incorporation or declaration of trust, as applicable, or by-laws of the Trust, any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust or the New Series or the New Series' most recent Prospectus, or result in the creation or imposition of any Lien on any asset of the Trust or the New Series;

      (d) each of this Instrument of Adherence and the other Adherence Documents has been duly executed by it and this Instrument of Adherence, the Adherence Documents and each of the Amended Loan Documents constitutes the valid and legally binding obligation of it, in each case enforceable against it in accordance with their respective terms; and

      (e) each of the amended Schedule 2 and Schedule 4.11(c) attached hereto is true and correct in all respects as it relates to the Trust and the New Series.

      This Instrument of Adherence shall become effective as to the New Series on the date that each of the following conditions have been satisfied with respect to such Series:

            (a) receipt by the Operations Agent of a Note substantially in the form of Exhibit A attached to the Credit Agreement for the account of each Bank that requests such a Note pursuant to Section 2.04 of the Credit Agreement, duly executed by the Trust on behalf of the New Series and evidencing the obligation of the Trust, on behalf of such Series, to repay the Loans made by such Bank to the Trust on behalf of such Series;

            (b) receipt by the Operations Agent of all documents, opinions and instruments that it may reasonably request relating to compliance with applicable rules and regulations promulgated by the Federal Reserve Board (including a duly completed and executed FRB F.R. U-1 as required pursuant to Regulation U with respect to the Trust on behalf of the New Series) and other governmental and regulatory authorities;

            (c) receipt by the Operations Agent of a manually signed certificate from the Secretary of the Trust in form and substance satisfactory to the Operations Agent as to the incumbency of, and bearing manual specimen signatures of, the officers of the Trust who are authorized to execute and take actions under the Loan Documents, as to the Custodian and Investment Adviser of the New Series, and certifying and attaching copies of (i) such Entity's certificate or articles of incorporation or organization or declaration of trust (with the designation of such series), as applicable, and by-laws as then in effect, (ii) duly authorized resolutions of the Trust's Board of Trustees authorizing for the Trust and the New Series, the transactions contemplated hereby, and (iii) the current Prospectus for the New Series;

            (d) receipt by the Operations Agent of a certificate manually signed by an authorized officer of the Trust, on behalf of the New Series, to the effect set forth in clauses (b) (if a Borrowing will occur on the effective date of this Instrument of Adherence), (c) and (d) of Section
      3.02 of the Credit Agreement, such Certificate to be in form and substance satisfactory to the Operations Agent;

            (e) receipt by the Operations Agent of a manually signed Asset Coverage Ratio Certificate for the Trust on behalf of the New Series;

            (f) receipt by the Operations Agent of an Allocation Notice with respect to each of the Borrowers, after giving effect to the provisions of this Instrument of Adherence, that has been manually signed by an authorized officer of each of the Entities (including the Trust);

            (g) receipt by the Operations Agent from the Trust of a copy of the certificate or articles of incorporation or organization or declaration of trust, as applicable, of the Trust, with all amendments, certified as of a recent date by the Secretary of State of the jurisdiction in which such Entity was organized or formed;

            (h) receipt by the Operations Agent of certificates dated as of a recent date that are satisfactory to the Operations Agent and reflect that the Trust is legally existing, in good standing and qualified to engage in business in the jurisdiction in which it was organized or formed and in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification; and

            (i) receipt by the Operations Agent of an opinion of Ropes & Gray LLP, counsel to the Trust and the New Series, in form and substance satisfactory to the Operations Agent and the Banks.

      The Trust, on behalf of the New Series, severally shall pay, whether or not the transactions contemplated hereby are consummated, the reasonable out-of-pocket costs and expenses of the Operations Agent in connection with the preparation, execution, delivery and enforcement of each Adherence Document, including without limitation the reasonable fees and disbursements of special counsel for the Operations Agent.

      A copy of each New Trust's agreement and declaration of trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees and officers of such New Trust as Trustees and officers, as the case may be, and not individually and that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the appropriate New Trust.

      This Instrument of Adherence, upon its acceptance by the Banks and the Agents, shall constitute a Loan Document and shall also be deemed to be a part of and attached to each of the Notes. Except as otherwise expressly provided by this Instrument of Adherence, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement and each of the other Loan Documents, as amended hereby, shall continue in full force and effect, and that this Instrument of Adherence and each of the Credit Agreement and the other Loan Documents shall be read and construed as one instrument. This Instrument of Adherence is intended to take effect as an instrument under seal and is governed by the laws of the Commonwealth of Massachusetts. This Instrument of

Adherence may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Instrument of Adherence it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                              Very truly yours,

                              CMG FUND TRUST, on behalf of its series CMG Core
                                Bond Fund

                                By:/s/MICHAEL CLARKE
                                Title: Chief Accounting Officer

Accepted and Agreed:

STATE STREET BANK AND TRUST COMPANY,
individually, as Operations Agent and as Administrative Agent

By:/s/JOHN STANKARD
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By:/s/DAVID SEAGERS
Title: Vice President

SOCIETE GENERALE, NEW YORK BRANCH

By:/s/HELEN HSU
Title: Vice President

LLOYDS TSB BANK PLC, individually
 and as Senior Managing Agent

By:/s/JASON EPERON
Name: Jason Eperon
Title: AVP Financial Institutions

By:/s/CANDI OBRENTZ
Name: Candi Obrentz
Title: AVP Financial Institutions

BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By:/s/SANTIAGO HERNANDEZ
Name: Santiago Hernandez
Title: Vice President

By:/s/MAITE VIZAN
Name: Maite Vizan
Title: Assistant Vice President

                                                                      SCHEDULE 2

ENTITY:                                                    SERIES:
1.       COLUMBIA FUNDS TRUST I, ON BEHALF OF EACH OF ITS     -    Columbia Strategic Income Fund: 5/31
         SERIES.                                              -    Columbia High-Yield Opportunity Fund: 5/31
                                                              -    Columbia Tax-Managed Growth Fund: 10/31
Address:                                                      -    Columbia Tax-Managed Value Fund: 10/31
                                                              -    Columbia Tax-Managed Growth Fund II: 10/31
         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

2.       COLUMBIA FUNDS TRUST II, ON BEHALF OF EACH OF ITS    -    Columbia Newport Greater China Fund: 8/31
         SERIES.

Address:

         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for the series

3.       COLUMBIA FUNDS TRUST III, ON BEHALF OF EACH OF ITS   -    Columbia Liberty Fund: 9/30
         SERIES.                                              -    Columbia Mid Cap Value Fund: 9/30
                                                              -    Columbia Global Equity Fund: 3/31
Address:                                                      -    Columbia Quality Plus Bond Fund: 4/30
                                                              -    Columbia Intermediate Government Income Fund: 4/30
         One Financial Center                                 -    Columbia Federal Securities Fund: 8/31
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

4.       COLUMBIA FUNDS TRUST IV, ON BEHALF OF EACH OF ITS    -    Columbia Tax-Exempt Fund: 11/30
         SERIES.                                              -    Columbia Utilities Fund: 11/30
                                                              -    Columbia Tax-Exempt Insured Fund: 11/30
Address:

         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

5.       COLUMBIA FUNDS TRUST V, ON BEHALF OF EACH OF ITS     -    Columbia California Tax-Exempt Fund: 10/31
         SERIES.                                              -    Columbia Massachusetts Tax-Exempt fund: 10/31
                                                              -    Columbia Connecticut Tax-Exempt Fund: 10/31
Address:                                                      -    Columbia New York Tax-Exempt Fund: 10/31
                                                              -    Columbia Large Company Index Fund: 3/31
         One Financial Center                                 -    Columbia Massachusetts Intermediate Municipal Bond
         Boston, MA  02111                                         Fund: 10/31
                                                              -    Columbia Intermediate Tax-Exempt Bond Fund: 10/31
Nature and Jurisdiction of Incorporation or Organization:     -    Columbia Small Company Index Fund: 3/31
                                                              -    Columbia US Treasury Index Fund: 3/31
         Massachusetts Business Trust                         -    Columbia Rhode Island Intermediate Municipal Bond
                                                                   Fund: 10/31
Fiscal Year End: As indicated for each series                 -    Columbia Connecticut Intermediate Municipal Bond
                                                                   Fund: 10/31
                                                              -    Columbia New York Intermediate Municipal Bond Fund:
                                                                   10/31
                                                              -    Columbia New Jersey Intermediate Municipal Bond
                                                                   Fund: 10/31
                                                              -    Columbia Florida Intermediate Municipal Bond Fund:
                                                                   10/31
                                                              -    Columbia Pennsylvania Intermediate Municipal Bond
                                                                   Fund: 10/31

6.       COLUMBIA FUNDS TRUST VI, ON BEHALF OF EACH OF ITS    -    Columbia Growth and Income Fund: 7/31
         SERIES.                                              -    Columbia Small-Cap Value Fund: 6/30

Address:

         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

7.       COLUMBIA FUNDS TRUST VII, ON BEHALF OF EACH OF ITS   -    Columbia Newport Tiger Fund: 8/31
         SERIES.

Address:

         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

8.       COLUMBIA FUNDS TRUST VIII, ON BEHALF OF EACH OF      -    Columbia Intermediate Bond Fund: 3/31
         ITS SERIES.                                          -    Columbia Income Fund: 3/31

Address:

         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

9.       COLUMBIA FUNDS TRUST IX, ON BEHALF OF EACH OF ITS    -    Columbia Managed Municipals Fund: 6/30
         SERIES.                                              -    Columbia High Yield Municipal Fund: 6/30

Address:

         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

10.      COLUMBIA FUNDS TRUST XI, ON BEHALF OF EACH OF ITS    -    Columbia Large Cap Growth Fund: 9/30
         SERIES.                                              -    Columbia Growth Stock Fund: 9/30
                                                              -    Columbia Young Investor Fund: 9/30
Address:                                                      -    Columbia Small Cap Fund: 9/30
                                                              -    Columbia Large Cap Core Fund: 9/30
         One Financial Center                                 -    Columbia Asset Allocation Fund: 9/30
         Boston, MA  02111                                    -    Columbia Small Company Equity Fund: 9/30
                                                              -    Columbia Dividend Income Fund: 9/30
Nature and Jurisdiction of Incorporation or Organization:     -    Columbia Disciplined Value Fund: 9/30

         Massachusetts Business Trust

Fiscal Year End: As indicated for each series

11.      COLUMBIA BALANCED FUND, INC.                         -    None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

12.      COLUMBIA FIXED INCOME SECURITIES FUND, INC.          -    None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

13.      COLUMBIA HIGH YIELD FUND, INC.                       -    None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

14.      COLUMBIA INTERNATIONAL STOCK FUND, INC.              -    None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

15.      COLUMBIA OREGON MUNICIPAL BOND FUND, INC.            -    None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

16.      COLUMBIA REAL ESTATE EQUITY FUND, INC.               -    None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

         Fiscal year end: 8/31

17.      COLUMBIA SHORT TERM BOND FUND, INC.                  -    None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

18.      COLUMBIA SMALL CAP GROWTH FUND, INC.                 -    None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

19.      COLUMBIA MID-CAP GROWTH FUND, INC.                   -    None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

20.      COLUMBIA STRATEGIC INVESTOR FUND, INC.               -    None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

21.      COLUMBIA TECHNOLOGY FUND, INC.                       -    None

Address:

         1300 S.W. Sixth Avenue
         P.O. Box 1350
         Portland, Oregon 97207

Nature and Jurisdiction of Incorporation or
Organization:

         Oregon Corporation

Fiscal year end: 8/31

22.      CMG FUND TRUST, ON BEHALF OF EACH OF ITS SERIES.     -    CMG Core Bond Fund: 7/31
                                                              -    CMG Enhanced S&P 500 Index Fund: 7/31
         Address:                                             -    CMG High Yield Fund: 7/31
                                                              -    CMG International Stock Fund: 7/31
         1300 S.W. Sixth Avenue                               -    CMG Large Cap Growth Fund: 7/31
         P.O. Box 1350                                        -    CMG Large Cap Value Fund: 7/31
         Portland, Oregon 97207                               -    CMG Mid Cap Growth Fund: 7/31
                                                              -    CMG Mid Cap Value Fund: 7/31
Nature and Jurisdiction of Incorporation or                   -    CMG Short Term Bond Fund: 7/31
Organization:                                                 -    CMG Small Cap Fund: 7/31
                                                              -    CMG Small Cap Growth Fund: 7/31
         Oregon Business Trust                                -    CMG Small Cap Value Fund: 7/31
                                                              -    CMG Small/Mid Cap Fund: 7/31
Fiscal year end: As indicated for each series                 -    CMG Strategic Equity Fund: 7/31
                                                              -    CMG Ultra Short Term Bond Fund: 7/31

23.      LIBERTY VARIABLE INVESTMENT TRUST                    -    Colonial Small Cap Value Fund, VS
                                                              -    Colonial Strategic Income Fund, VS
Address:                                                      -    Columbia High Yield Fund, VS
                                                              -    Columbia International Fund, VS
         One Financial Center                                 -    Liberty Growth & Income Fund, VS
         Boston, MA  02111                                    -    Liberty S&P 500 Index Fund, VS
                                                              -    Liberty Select Value Fund, VS
Nature and Jurisdiction of Incorporation or Organization:

         Massachusetts Business Trust

Fiscal Year End: 12/31

24.      STEINROE VARIABLE INVESTMENT TRUST                   -    Liberty Asset Allocation Fund, VS
                                                              -    Liberty Federal Securities Fund, VS
Address:                                                      -    Liberty Small Company Growth Fund, VS
                                                              -    Columbia Large Cap Growth Fund, VS
         One Financial Center
         Boston, MA  02111

Nature and Jurisdiction of Incorporation or
Organization:

         Massachusetts Business Trust

Fiscal year end: 12/31

                                                                SCHEDULE 4.11(c)



1. Agreements with federal, state, local or foreign governmental authorities or regulators limiting the ability of a Borrower to incur indebtedness. None

2. Borrowing limitations adopted in each Borrower's Prospectus or elsewhere.

Borrower                                      Borrowing Limitations

------------------------------------------------------------------------------
Stein Roe Variable Investment,                  May not borrow, except from
on behalf of Liberty                            banks, other affiliated
Asset Allocation Fund, VS,                      funds and other entities to the
Liberty Federal Securities Fund, VS,            extent permitted by the
Columbia Large Cap Growth Fund, VS.             Investment Company Act of 1940,
                                                as amended (the 1940 Act).




------------------------------  -----------------------------------------------
------------------------------  -----------------------------------------------
Stein Roe Variable Investment,                  May not borrow, except
on behalf of Small                              from banks, other affiliated
Company Growth Fund, VS.                        funds and other entities to the
                                                extent permitted by the
                                                Investment Company Act of 1940,
                                                as amended (the 1940 Act).
                                                Additionally, the fund
                                                may not borrow more
                                                than: (1) 10% of net
                                                asset value when
                                                borrowing for any
                                                general purpose and (2)
                                                25% of net asset value
                                                when borrowing as a
                                                temporary measure to
                                                facilitate redemptions.
------------------------- -----------------------------------------------------
-------------------- --- -----------------------------------------------------
Liberty Variable Investment Trust,              May not borrow money or issue
on behalf of                                    senior securities,  except that
Columbia High Yield Fund, VS                    the fund may borrow from
                                                domestic banks for temporary
                                                purposes (such as to obtain
                                                cash to meet redemption
                                                requests when the
                                                liquidation of portfolio
                                                securities is deemed
                                                disadvantageous by the
                                                fund's advisor) and then
                                                in amounts not in excess
                                                of 33% of the value of
                                                its total assets at the
                                                time of such borrowing
                                                (provided that the fund
                                                may borrow pursuant to
                                                reverse repurchase
                                                agreements in accordance
                                                with its investment
                                                policies and in amounts
                                                not in excess of 33% of
                                                the value of its total
                                                assets at the time of
                                                such borrowing); or
                                                mortgage, pledge, or
                                                hypothecate any assets
                                                except in connection
                                                with any such borrowing
                                                and in amounts not in
                                                excess of the lesser of
                                                the dollar amounts
                                                borrowed or 33% of the
                                                value of the fund's
                                                total assets at the time
                                                of such borrowing;
                                                provided, however, that
                                                mortgage dollar rolls
                                                entered into by the fund
                                                that are not accounted
                                                for as financings shall
                                                not constitute
                                                borrowings. The fund
                                                will not purchase
                                                securities while
                                                borrowings (including
                                                reverse repurchase
                                                agreements) in excess of
                                                5% of its total assets
                                                are outstanding. If the
                                                securities held by the
                                                fund should decline in
                                                value while borrowings
                                                are outstanding, the net
                                                asset value of the
                                                fund's outstanding
                                                shares will decline in
                                                value by more than the
                                                proportionate decline in
                                                value suffered by the
                                                fund's securities.
------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------------
Liberty Variable Investment Trust,              May Borrow from banks, other
on behalf of                                    affiliated funds and other
Liberty Select Value Fund, VS,                  entities to the extent permitted
Liberty S&P 500 Index Fund, VS.                 by applicable law, provided
                                                that the fund's borrowings shall
                                                not exceed 33 1/3% of the value
                                                of its total assets (including
                                                the amount borrowed) less
                                                liabilities (other than
                                                borrowings) or such other
                                                percentage permitted by law.
------------------------- -----------------------------------------------------
------------------------- -----------------------------------------------------
Liberty Variable Investment Trust,              Each fund may issue senior
on behalf of                                    securities only through
Columbia International Fund, VS,                borrowing money from banks
Liberty Growth & Income Fund, VS,               for temporary or
Columbia Strategic Income Fund, VS,             emergency purposes up to 10% of
Columbia Small Cap Value Fund, VS.              its net assets;  however, each
                                                fund will not purchase
                                                additional portfolio securities
                                                while borrowing exceeds
                                                5% of its net assets.
------------------------- -----------------------------------------------------
------------------------- -----------------------------------------------------
CMG Fund Trust,                         Borrow money, issue senior securities,
on behalf of CMG Core Bond Fund         or pledge, mortgage or hypothecate its
                                        assets, except that the und may (i)
                                        borrow from banks, but only if
                                        immediately after each borrowing there
                                        is asset coverage of 300%, (ii) enter
                                        into transactions in options, futures,
                                        options on futures, and other
                                        derivative instruments as described in
                                        the Prospectus and this Statement of
                                        Additional Information (the deposit of
                                        assets in escrow in  connection  with
                                        the writing of covered put and call
                                        options and the purchase of securities
                                        on a when-issued  or delayed  delivery
                                        basis, collateral arrangements with
                                        respect to initial or variation margin
                                        deposit for futures contracts and
                                        commitments entered into under swap
                                        agreements or other derivative
                                        instruments, will not be  deemed to be
                                        pledges  of the  fund's  assets), (iii)
                                        enter into reverse repurchase
                                        agreements,  dollar roll transactions
                                        or  economically  similar  transactions
                                        to the extent its commitment  under such
                                        transaction is covered by the
                                        segregation  of  assets,  and  (iv)
                                        borrow  money as a temporary  measure
                                        for  extraordinary or emergency
                                        purposes provided that such  borrowings
                                        do not exceed 5% of the gross assets of
                                        the fund  valued  at the  lesser of cost
                                        or market value,   and  the  fund  does
                                        not  pledge,   mortgage, or hypothecate
                                        assets  valued at  market to an extent
                                        greater than 10% of the gross assets
                                        valued at cost of the fund.
-------------------------------------------------------------------------------

The Trustees of the series of the CMG Fund Trust, the Liberty Variable Investment Trust and the Stein Roe Variable Investment Trust listed in this schedule (each, a "Fund") have approved, subject to shareholder approval at a shareholder meeting expected to be held in 2005, the replacement of each Fund's current fundamental investment restriction (with respect to borrowing limitations) with the following proposed fundamental restriction:

"Each Fund many not, as a matter of fundamental policy, borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief."